UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park
Greenwich, Connecticut	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 19, 2012, RSC Holdings Inc. (“RSC Holdings”), United Rentals, Inc. (“United Rentals”) and the individual defendants in the Litigation (as defined below) entered into a memorandum of understanding with respect to a settlement with the parties to the action in the Superior Court of the State of Arizona, in and for the County of Maricopa (the “Arizona State Court”), captioned Israni v. RSC Holdings, Inc., et al., No. CV2011-020579 (the “Litigation”). Pursuant to the memorandum of understanding, the parties to the Litigation expect to execute a stipulation of settlement, which will be subject to approval by the Arizona State Court following notice to the stockholders of RSC Holdings. There can be no assurance that the settlement will be finalized or that the Arizona State Court will approve the settlement. The settlement terms provide that the Litigation will be dismissed with prejudice against all defendants. RSC Holdings, United Rentals and the other named defendants deny any liability with respect to the facts and claims alleged in the Litigation. The named defendants further deny that any supplemental disclosure was required under any applicable statute, rule, regulation or law. Without agreeing that any of the claims in the Litigation have merit, RSC Holdings and United Rentals have agreed, pursuant to the terms of the memorandum of understanding, to make the following disclosures which supplement the information provided in the registration statement on Form S-4 and the joint proxy statement/prospectus forming a part thereof filed with the United States Securities and Exchange Commission (the “SEC”) by United Rentals on January 17, 2012, which has been subsequently amended and declared effective on March 23, 2012 (the “Registration Statement”), concerning the merger of RSC Holdings with United Rentals (the “Merger”). The settlement will not affect the amount of the merger consideration to be paid to the stockholders of RSC Holdings in the Merger.

The following information supplements the Registration Statement and should be read in conjunction with the Registration Statement. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Registration Statement.

1. On pages 30 and 151, add the following as the last paragraph under the heading “Litigation Relating to the Merger”:

On April 19, 2012, the parties to the action reached an agreement in principle to settle. The proposed settlement, which is subject to court approval following notice to the class and a hearing, disposes of all causes of action asserted in the action.

2. On page 72, in the fourth paragraph under the heading “Background of the Merger,” in the second sentence, immediately following the language “In connection with its review of such alternatives” before the comma, insert:

(which included significant sales by its major stockholders)

3. On page 73, in the paragraph beginning “In early December 2009,” replace the phrase “In early December 2009,” with:

On December 7, 2009,

4. On page 74, replace the first sentence in the first full paragraph with:

On December 13, 2009, RSC delivered to URI an initial MOE transaction framework prepared by senior management of RSC, in consultation with Barclays and Goldman Sachs, which outlined the process items, transaction and financing structure considerations, and synergy opportunities in connection with the potential MOE transaction that were discussed at the December 7, 2009 dinner meeting.

5. On page 74, in the last paragraph beginning with “On January 7, 2010,” insert the following before the period in the first sentence beginning with “On January 7, 2010”:

, including an acquisition of RSC by URI

6. On page 76, insert the following after the last sentence in the fifth full paragraph beginning with “Beginning in the second half of August 2010”:

The RSC management team, supported by the RSC board, viewed the potential business combination with Company A as a compelling opportunity for RSC to lead what they believed to be the inevitable consolidation of the fragmented equipment rental industry.

7. On page 77, insert the following after the only sentence in the third full paragraph beginning with “On November 1, 2011”:

Such proposal contemplated a combination of RSC and a division of Company A in a tax-efficient manner.

8. On page 80, in the first full paragraph, insert the following before the period in the last sentence that begins with “Following discussion and consideration of the July 2011 Letter”:

, which, in the view of the RSC board following its review and discussion of the financial analyses prepared by Barclays and Goldman Sachs, represented the upper end of the range of prices that URI would be willing to offer to acquire RSC

9. On page 80, in the sixth full paragraph, insert the following before the period in the third sentence beginning with “Mr. Nayden relayed his understanding”:

, which, in the view of the RSC board, continued to represent an attractive premium for the RSC stockholders, particularly in light of the volatility in the financial markets and the steep decline in the price of the RSC common stock

10. On page 84, in the second full paragraph, in the third sentence, insert the following after “Among other things, senior management of URI and RSC discussed potential synergies between the two companies”:

(including cost savings expected to be achieved through the elimination of redundant infrastructure, branches and overhead)

11. On page 87, in the second full paragraph, insert the following after the first sentence beginning with “Also on December 15, 2011”:

Representatives of Barclays, Goldman Sachs, Paul, Weiss and the Oak Hill Stockholders were present and participated in the meeting.

12. On page 98, under the heading “Selected Companies Analysis”, replace the second full paragraph with the following paragraph:

Although none of the selected companies (other than, in the case of URI, URI) is entirely comparable to RSC or URI, the companies included were chosen because they are companies with operations, equipment rental products, geographic markets, end-markets and/or financial profiles that for purposes of analysis Barclays and Goldman Sachs considered similar to certain operations, equipment rental products, geographic markets, end-markets and/or financial profiles of RSC and URI.

13. On page 99, replace the third full paragraph beginning “The multiples for each of the selected companies” with the following:

The multiples for each of the selected companies, RSC and URI were calculated using the closing price of the selected companies’ common stock on December 14, 2011 and were based on IBES consensus estimates as of December 14, 2011 for 2011 and 2012E revenue, earnings before interest and taxes (“EBIT”), EBITDA and price to earnings.

14. On page 99, replace the table after the third full paragraph beginning “The multiples for each of the selected companies” with the following table:

	EV/2011E REVENUE	EV/2012E REVENUE	EV/2011E EBIT	EV/2012E EBIT	EV/2011E EBITDA	EV/2012E EBITDA	EV/2011E PRICE TO EARNINGS	EV/2012E PRICE TO EARNINGS
Range	1.10x – 2.28x	0.98x – 2.02x	12.2x – 23.6x	10.1x – 13.4x	5.4x – 6.8x	4.3x – 5.6x	11.4x – 22.2x	8.3x – 19.8x

Mean of the Selected Companies	1.48x	1.35x	16.0x	11.5x	5.9x	5.0x	16.5x	13.3x

Median of the Selected Companies	1.49x	1.36x	14.1x	11.1x	5.8x	4.9x	16.0x	12.6x

Ashtead	1.84x	1.69x	14.8x	11.6x	5.9x	5.2x	22.2x	14.8x

H&E Equipment Services	1.10x	0.98x	23.6x	13.4x	5.6x	4.3x	NM	19.8x

Hertz	1.13x	1.04x	13.5x	10.7x	6.8x	5.6x	11.4x	8.3x

RSC	2.28x	2.02x	17.3x	11.4x	6.3x	5.1x	NM	15.7x

URI	1.86x	1.68x	12.2x	10.1x	5.4x	4.7x	16.0x	10.4x

15. On page 99, replace the first paragraph after the table with the following paragraph and table:

Because of the inherent differences between RSC and the selected companies, RSC’s financial advisors considered differences between the business, financial and operating characteristics and prospects of RSC and the selected companies that could affect the public trading values of each. RSC’s financial advisors reviewed certain historical trading multiples of RSC and URI summarized in the table below. Based on their judgments and experience, and informed by the historical trading multiples of RSC and URI summarized in the table below, RSC’s financial advisors selected a reference range of 4.50x – 6.0x for the EV/2012E EBITDA multiples of RSC and URI, with an implied 5.34x – 7.12x EV/2011E EBITDA multiple for RSC and an implied 5.79x – 7.73x EV/2011E EBITDA multiple for URI, including such characteristics as the operations, equipment rental products, geographic markets, end-markets and financial profiles of the selected companies.

Averages	RSC	URI	Difference	% Premium
Current 2012E Multiple	5.1x	4.7x	0.4x	8.3%
3 Month Avg.	4.8x	4.2x	0.6x	13.6%
6 Month Avg.	4.9x	4.2x	0.7x	17.6%
1-Year Avg.	5.4x	4.5x	0.9x	19.5%
Since RSC’s IPO	5.6x	4.5x	1.1x	25.0%

16. On page 100, in the first paragraph under the heading “Selected Precedent Transactions Analysis”, insert the following before the colon:

all of which were announced prior to September 2007

17. On page 100, replace the second full paragraph under the heading “Selected Precedent Transactions Analysis” with the following paragraph:

While none of the companies that participated in the selected transactions are directly comparable to RSC and URI and none of the transactions in the selected transactions analysis is directly comparable to the merger, RSC’s financial advisors selected these transactions because each of the target companies in the selected transactions was involved in the equipment rental industry and had operating characteristics, geographic markets, end-markets, financial profiles and/or equipment rental products that for purposes of analysis may be considered similar to certain operating characteristics, geographic markets, end-markets, financial profiles and/or equipment rental products of RSC. Other than the transactions in the foregoing table, RSC’s financial advisors did not consider any transactions having target companies that were involved in the equipment rental industry and that had operating characteristics and products that for purposes of this analysis RSC’s financial advisors considered to be similar to certain operating characteristics and products of RSC.

18. On page 100, in the third full paragraph under the heading “Selected Precedent Transactions Analysis”, replace the first sentence beginning “For each of the selected transactions” with the following sentence:

For each of the selected transactions, RSC’s financial advisors calculated and compared the enterprise value of the target company, calculated based on the purchase price paid in the transaction as a multiple of latest sales, EBITDA and EBIT of the target for the latest twelve month (which we refer to as “LTM”) period ended prior to the announcement of the transaction.

19. On page 100, after the third paragraph under the heading “Selected Precedent Transactions Analysis”, replace the table entitled “Enterprise Value as a Multiple of” with the following table:

Enterprise Value / LTM
Announcement Date	Acquiror	Target	Sales	EBITDA	EBIT
August 2007	The Carlyle Group National Hire Group	Coates Hire	2.72x	6.6x	12.0x

April 2007	Lightyear Capital	Neff Rental	2.56x	5.7x	10.2x

October 2006	Oak Hill Capital Partners Ripplewood Investments LLC	RSC	2.36x	5.5x	9.3x

July 2006	Ashtead Group	NationsRent	1.39x	5.1x	13.5x

May 2006	Diamond Castle Holdings	NES Rentals	1.32x	5.0x	18.0x

January 2006	H&E Equipment Services	Eagle High Reach	N/A	4.7x	N/A

October 2005	Ashtead Group	Northridge Equipment Services	1.82x	5.4x	N/A

April 2005	Odyssey Investment Partners	Neff Corp.	1.83x	5.8x	15.3x

Selected Transactions
Enterprise Value as a Multiple of:	Range	Median	Mean
LTM Sales	1.32x – 2.72x	1.83x	2.00x

LTM EBITDA	4.7x – 6.6x	5.5x	5.5x

LTM EBIT	9.3x – 18.0x	12.7x	13.0x

20. On page 100, in the fourth full paragraph, replace the second sentence beginning “Based on their judgments and experience” with the following sentence:

Based on their judgments and experience, informed by certain historical trading multiples of RSC and URI summarized above, RSC’s financial advisors selected a reference range of 5.50x to 6.50x and applied this range to the Forecasts of EBITDA for 2011, resulting in illustrative per share values for RSC common stock ranging from $7.13 to $12.15 and illustrative per share values for URI common stock ranging from $30.30 to $44.21.

21. On page 101, in the first paragraph under the heading “Discounted Cash Flow Analyses” insert the following before the period:

except that for the discounted cash flow analysis with respect to URI for the fiscal year ending December 31, 2015, RSC’s financial advisors used the Extrapolated 2015 URI Forecasts (as defined below) (together with the URI Forecasts for the fiscal years ending December 31, 2012 through December 31, 2014, the “URI Forecasts with 2015 Extrapolation”)

22. On page 101, replace the second paragraph under the heading “Discounted Cash Flow Analyses”, with the following paragraph:

In conducting its discounted cash flow analysis, RSC’s financial advisors used a range of discount rates from 9.00% to 10.50% derived by utilizing the capital asset pricing model, which takes into account certain financial metrics, including the beta, for RSC, as well as certain financial metrics for the United States financial markets generally. The applied discount rates ranging from 9.00% to 10.50% were based upon RSC’s financial advisors’ judgment of an illustrative range based upon the above analysis. RSC’s financial advisors calculated implied prices per share of RSC common stock using illustrative terminal values in fiscal year 2015 based on a terminal EBITDA multiple range of 5.00x to 5.50x. These illustrative terminal values were then discounted using the RSC illustrative discount rates and added to the net present value of the unlevered free cash flows for RSC for fiscal years 2012 through 2015 to calculate implied indications of present values discounted to the beginning of fiscal year 2012. This analysis resulted in a range of illustrative present values of $12.79 to $17.53 per share of RSC common stock and implied perpetuity growth rates ranging from 3.00% to 4.90%. In the illustrative discounted cash flow analyses described in this paragraph, unlevered free cash flow, which is RSC’s projected EBITDA, minus taxes (calculated by multiplying the tax rate contained in the RSC Forecasts by RSC’s projected EBIT), minus its projected capital expenditures and minus the projected increase in net working capital, was calculated using the RSC Forecasts.

23. On page 101, replace the third paragraph under the heading “Discounted Cash Flow Analyses” with the following paragraph:

In conducting its discounted cash flow analysis, RSC’s financial advisors used a range of discount rates from 9.00% to 10.50% derived by utilizing the capital asset pricing model, which takes into account certain financial metrics, including the beta, for URI, as well as certain financial metrics for the United States financial markets generally. The applied discount rates ranging from 9.00% to 10.50% were based upon RSC’s financial advisors’ judgment of an illustrative range based upon the above analysis. RSC’s financial advisors calculated implied prices per share of URI common stock using illustrative terminal values in fiscal year 2015 based on a terminal EBITDA multiple range of 4.50x to 5.00x. These illustrative terminal values were then discounted using the URI illustrative discount rates and added to the net present value of the unlevered free cash flows for URI for fiscal years 2012 through 2015 to calculate implied indications of present values discounted to the beginning of fiscal year 2012. This analysis resulted in a range of illustrative present values of $43.97 to $57.18 per share of URI common stock and implied perpetuity growth rates ranging from 0.80% to 2.90%. In the illustrative discounted cash flow analyses described in this paragraph, unlevered free cash flow, which is URI’s projected EBITDA, minus taxes (calculated by multiplying the tax rate contained in the URI Forecasts with 2015 Extrapolation by URI’s projected EBIT), minus its projected capital expenditures and minus the projected increase in net working capital, was calculated using the URI Forecasts with 2015 Extrapolation.

24. On page 102, in the first paragraph under the heading “Present Value of Future Stock Price Analyses”, insert the following before the period in the second sentence beginning “For this analysis, RSC’s financial advisors used”:

and current forward year EBITDA multiples of 4.75x to 5.75x for RSC and 3.99x to 5.25x for URI. Based on their experience and professional judgment, the analysis of RSC’s financial advisors focused on the implied present value of the future stock price of RSC’s and URI’s common stock produced using EBITDA multiples of 5.06x to 5.50x and 4.67x to 5.25x, respectively

25. On page 102, in the first paragraph under the heading “Illustrative Combined Future Share Price Analysis”, after the first sentence beginning “RSC’s financial advisors performed an illustrative analysis”, insert:

This illustrative analysis included an estimate of approximately $205 million of run-rate cost synergies provided by the management of RSC to RSC’s financial advisors, which estimate includes cost savings, operating synergies and other strategic benefits expected by the management of RSC to result from a combination of the businesses.

26. On page 130, in the paragraph that precedes the heading “RSC Projections,” replace the second sentence, which begins with “URI provided this information to the URI board” with the following:

URI provided this information to the URI board, Centerview and Morgan Stanley as described herein because URI believed such information could be useful in evaluating, on a prospective basis, URI’s estimated financial performance for each of the fiscal years ending December 31, 2012 through December 31, 2015. URI also provided the financial projections described for the fiscal years 2012 through 2014 to RSC and its financial advisors. The financial projections described above for fiscal year 2012 reflect certain non-material updates that URI management made to those projections subsequent to providing projections to RSC and its financial advisors to reflect certain developments in the macroeconomic environment. Those non-material updates to the 2012 financial projections were not provided by URI to RSC and its financial advisors.

27. On page 130, insert the following immediately prior to the heading “RSC Projections”:

URI Projections Prepared by RSC

In connection with its evaluation of the merger, RSC was provided with the prospective financial information with respect to URI prepared by management of URI for each of the fiscal years ending December 31, 2012 through December 31, 2014 described above under “URI Projections .” RSC management extrapolated the prospective financial information provided by URI to calculate certain prospective financial information with respect to URI for the fiscal year ending December 31, 2015 (the “Extrapolated 2015 URI Forecasts”). The following table presents a summary of the Extrapolated 2015 URI Forecasts (in millions $):

2015E
Adjusted EBITDA(1)	$1,598
Free Cash Flow(2)	385

(1)

Adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation, and amortization adjusted for certain one-time gains, charges, expenses and stock compensation expenses, is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.

(2)	Free cash flow as presented above is a non-GAAP financial measure and is defined as net cash provided by operating activities and net capital inflows (expenditures).

28. On page 168, in the second full paragraph, insert the following after the first sentence, which begins with “RSC’s no-shop period began on December 15, 2011”:

As of the date hereof, since December 15, 2011, RSC has not received any inquiries or indications of interest regarding an acquisition proposal.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals and RSC Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder approvals required for the proposed transaction; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission by United Rentals and RSC Holdings. United Rentals and RSC Holdings give no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document is for informational purposes only and is not an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to purchase shares of RSC Holdings common stock will be made pursuant to a registration statement on Form S-4 and joint proxy statement/prospectus forming a part thereof that the SEC declared effective on March 23, 2012. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You can obtain a free copy of the definitive version of the joint proxy statement/prospectus and other filings containing information about United Rentals and RSC Holdings, at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, in the Investor Relations portion of the United Rentals website at http://www.ur.com/investor under the heading “Investors” and then under “SEC Filings.” Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations at 203-618-7318.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary